Exhibit 10.56

BR CREEKSIDE MANAGING MEMBER, LLC

ASSIGNMENT OF

MEMBERSHIP INTEREST

Effective as of the 27th day of June, 2012, for value received, each of (i) BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC, a Delaware limited liability company (“SOIF I”), and (ii) BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company (“SOIF II”) (each of which shall be referred to herein as an “Assignor,” and collectively as the “Assignors”), members of BR CREEKSIDE MANAGING MEMBER, LLC, a Delaware limited liability company (the "Company”), hereby sells, assigns and transfers unto BEMT CREEKSIDE, LLC, a Delaware limited liability company (“BEMT Creekside”), all of its right, title, and interest in one percent (1%) of its membership interests in the Company, together with any and all claims, title, interests, entitlements, capital account balances, distributions, and other rights related to such membership interest (the “Interests”). For the avoidance of doubt, SOIF I, as Assignor, is hereunder assigning one percent (1%) of its membership interests in the Company to BEMT Creekside, and SOIF II, as Assignor, is also hereunder assigning one percent (1%) of its membership interests in the Company to BEMT Creekside.

IN WITNESS WHEREOF, each Assignor has duly authorized and executed this assignment effective as of the date first written above.

[Signature Page Follows]

ASSIGNORS

SOIF I:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC,
a Delaware limited liability company

By: Bluerock Real Estate, L.L.C., its manager

By:	/s/ Jordan S. Ruddy
Name:	Jordan S. Ruddy
Title:	Authorized Signatory

SOIF II:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC,
a Delaware limited liability company

By: BR SOIF II Manager, LLC
a Delaware limited liability company, its manager

By: Bluerock Real State, L.L.C.,
a Delaware limited liability company, its sole member

	By:	/s/ Jordan S. Ruddy
	Name:	Jordan S. Ruddy
	Title:	Authorized Signatory

[Signature Pages to BR Creekside Managing Member, LLC Assignment of Membership Interests]